AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
GALLERY LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
GROUP POLICY
SUPPLEMENT DATED FEBRUARY 27, 2002
TO
PROSPECTUS
DATED MAY 1, 2000
AS SUPPLEMENTED JUNE 15, 2000

          Effective April 1, 2002, American International Life Assurance Company of New York is amending the prospectus solely for the purposes of (i) ceasing future sales of the Policies, (ii) changing the Administrative Office's address and (iii) identifying the mailing address for additional premium payments.

          FIRST, on the first page of the prospectus, the first sentence of the first paragraph is deleted in its entirety and replaced with the following two sentences:

American International Life Assurance Company of New York (the "Company") will no longer accept applications after March 31, 2002 for the Gallery Life flexible premium variable universal life group policy (the "Policy") described in this Prospectus. Your rights as a Policy owner, including the right to make additional premium payments, are not affected by this change.

          SECOND, on page 1 of the Prospectus, under "SPECIAL TERMS", the definition of "Administrative Office" is deleted in its entirety and replaced with the following:

Administrative Office. VUL Administration, P. O. Box 4880, Houston, Texas 77210-4880 (for U. S. Mail); VUL Administration, 2727-A Allen Parkway, Houston, Texas 77019-2191 (for Express Delivery).

          THIRD, we will close P.O. Box 8718 originally established in Wilmington, Delaware for this product by December 31, 2002. However, after March 31, 2002, the date of receipt of all requests you make related to your Policy will be the date we receive the request at the new Administrative Office set out above.

          FOURTH, any additional premium payments should be mailed to the address on your premium notice or to P.O. Box 7247-7075, Philadelphia, Pennsylvania 19170-7075 rather than to the Administrative Office.